UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: October 18, 2006 (Date of earliest event reported: September 26, 2006)
LAZY DAYS’ R.V. CENTER, INC. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Florida (State or other jurisdiction of incorporation)	333-114210 (Commission File Number)	59-1764794 (IRS Employer Identification No.)
6130 Lazy Days Boulevard Seffner, Florida 33584-2968 (Address of Principal Executive Offices, including Zip Code)
(800) 626-7800 (Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 12, 2006 Lazy Days’ R.V. Center, Inc. (the “Company”) entered into (i) the Second Amendment (“Amendment No. 2”) to the Lease by and between the Company and I-4 Land Holding Limited Company (“Landlord”), which amends the Lease (“Lease”) originally dated as of July 1999, and as amended by Amendment No. 1 dated as of May 14, 2004 and (ii) the First Amendment (“Amendment No. 1”) to Exclusive Consignment Contract for Sale of Recreational Vehicles (“Consignment Agreement”) by and between the Company and Landlord, which amends the Consignment Agreement originally dated as of December 29, 2001. The amendments were entered into in connection with the Asset Purchase Agreement (“Asset Purchase Agreement”) dated as of September 26, 2006 by and between the Company and the Landlord.

The purpose of Amendment No. 2 was to amend the Lease to permit the Landlord to purchase certain of the Company’s buildings located on land leased by the Company from the Landlord under the Asset Purchase Agreement, and accordingly reduce the rental fees owed by the Company to the Landlord by an aggregate of $2.7 million during 2006, 2007 and 2008 as further described in Amendment No. 2. The amendment also gives the Company a right to purchase certain adjacent land currently rented by a third party. Amendment No. 2 and the Asset Purchase Agreement provide the Company with cash, preserves its business use of all the leased real property and significantly reduces the Company’s leasehold obligation without increasing the existing lease term. The purpose of Amendment No. 1 was to amend the Consignment Agreement to include annual payments by the Company to Landlord according to a formula included therein, as well as to include more detailed termination provisions.

A copy of each of Amendment No. 2, Amendment No. 1 and the Asset Purchase Agreement are attached hereto as exhibits 10.31, 10.32 and 10.33, respectively, and each is incorporated herein by reference.

Item 9.01 Exhibits

(d) The following items are included as Exhibits to this report:

Exhibit 10.31
Second Amendment to Ground Lease, dated as of October 12, 2006, by and between I-4 Land Holding Limited Company and Lazy Days, dated as of July 1999, amended as of May 14, 2004, which are attached as exhibits to the Company’s Annual Report on Form 10-K filed on March 31, 2006.

Exhibit 10.32
First Amendment, dated as of October 12, 2006 to Exclusive Consignment Contract for Sale of Recreational Vehicles by and between the I-4 Land Holding Limited Company and Lazy Days, dated as of December 29, 2001, which is attached as an exhibit to the Company’s Annual Report on Form 10-K filed on March 31, 2006.

Exhibit 10.33
Asset Purchase Agreement by and between I-4 Land Holding Limited Company and Lazy Days, dated as of September 26, 2006.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 18, 2006

                                                   LAZYDAYS' R.V. CENTER, INC.

                                   By: /s/ John Horton
                                   Name: John Horton
                                   Title:  Chief Executive Officer